                                                                   Exhibit 10.40

                               EXPANSION TERRITORY
                              MANAGEMENT AGREEMENT
                                    (Interim)

      THIS MANAGEMENT AGREEMENT (the "Agreement") is made and entered into as of September 9, 1999, by and between Nextel Partners Operating Corp., a Delaware corporation, on behalf of itself and its wholly owned subsidiaries (the "Manager"), and Nextel WIP Corp., a Delaware corporation (the "Licensee"). Licensee is an indirect wholly owned subsidiary of Nextel Communications, Inc. ("Nextel"). Manager and Licensee are hereinafter collectively referred to as the "Parties."

                                    RECITALS

      A. Licensee has the right to use Federal Communications Commission (the "FCC") Licenses (as defined below), held by one or more direct or indirect, wholly owned subsidiaries of Nextel, to operate on the frequencies identified on Attachment A hereto.

      B. On January 29, 1999, the Parties and Nextel Partners, Inc., a Delaware corporation that owns all of the outstanding stock of Manager ("NPI") entered into the JV Agreement (as defined below) and other Operating Agreements (as defined below) to enable Nextel to expand and enhance the geographic coverage of its existing nationwide digital iDEN Specialized Mobile Radio ("SMR") network.

      C. Manager and NPI have elected to expand and market Nextel's iDEN wireless telecommunications services in the Expansion Territory (as defined below) pursuant to the JV Agreement.

      D. Simultaneously with the execution of the Agreement, Licensee will file an appropriate application with the FCC for approval to transfer all the capital stock of Expansion Co. (as defined below) to Manager.

      E. Pursuant to other agreements, Nextel will maintain its approximate 34 percent equity interest in NPI in exchange for (among other things) authorizing Manager, pursuant to prescribed terms, conditions, standards and procedures, to manage the use of the frequencies authorized by the Licenses to build and operate in the Expansion Territory an iDEN digital wireless communications system interoperable with Nextel's national network, and to provide roaming services to each other's customers

      F. The corporate governance of NPI is by a Board of Directors (the "Board") with a minimum of five members. Nextel has the right to designate one Board member.

      G. Pursuant to NPI's Restated Certificate of Incorporation and the JV Agreement, for so long as Licensee owns an equity interest in NPI, without Licensee's prior written approval neither NPI nor Manager will make any decision: (1) to make a material change in technology;

(2) to allow a sale, exchange or other disposition of all or substantially all of its assets; or (3) to expand or broaden the scope of NPI's business beyond the business described in Section 2.1 of the JV Agreement, including without limitation, any decision to make any acquisition other than 800 MIHz or 900 MHz SMR acquisitions within the term or renewal term of the JV Agreement.

      H. Licensee has the option to acquire all ownership of NPI under certain circumstances, and Licensee may have the right to acquire additional equity interests in NPI, or be required to make additional contributions in exchange for additional equity interests in NPI.

      I. Licensee and Manager have each independently determined that their respective business interests are best served by entering into this Agreement; that Manager, in accordance with this Agreement, can build and implement iDEN service in mid-sized and smaller cities more rapidly than Nextel acting alone, and that the joint venture will expeditiously bring Nextel's unique wireless communications services to persons living and working in the Expansion Territory (as defined below) thereby facilitating expeditious deployment of Nextel's brand of services on a ubiquitous nationwide basis.

      J. The Parties are familiar with the FCC's rules and policies concerning the responsibilities of SMR and Commercial Mobile Radio Service ("CMRS") licensees and have structured this Agreement to be in compliance therewith.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the covenants hereinafter set forth, the Parties agree as follows:

      1. Definitions. For purposes of this Agreement, the following terms have the meanings set forth or cross-referenced below:

            Board -- see Recital F.

            Effective Date -- see Section 2.

            Expansion Co. means Nextel WIP Expansion Corp., a Delaware corporation and wholly owned subsidiary of Nextel WIP Corp.

            Expansion Territory means the expansion territory described on Attachment B.

            FCC -- see Recital A.

            Initial Term -- see Section 2.

            JV Agreement means the JV Agreement among Licensee, Manager and NPI dated as of January 29, 1999, as it may be amended from time to time.

            Licensee -- see Preamble.

            Licenses mean the FCC licenses listed on Attachment A as the list may be amended from time to time pursuant to the JV Agreement.

            Management Term means the Initial Term together with any Renewal Terms, until this Agreement is no longer in effect.

            Manager -- see Preamble.

            Nextel -- see Preamble

            Operating Agreements means the JV Agreement together with the Collateral Agreements (as defined in the JV Agreement).

            Parties -- see Preamble.

            Renewal Term -- see Section 2.

            SMR -- see Recital B.

            Shareholders' Agreement means the Shareholders' Agreement dated as of January 29, 1999, by and among Licensee, NPI, and the other stockholders of NPI.

      2. Effective Date, Term, Renewals.

            a. This Agreement shall become effective on the date hereof (the "Effective Date"). Unless terminated pursuant to the provisions of Section 8 hereof, or the termination provisions of the JV Agreement, this Agreement shall have an initial term of ten years from the Effective Date subject to extension for up to an additional 42 months as set forth in Section 4.03(a) of the Shareholders' Agreement (the "Initial Term").

            b. So long as Manager is in compliance with the requirements of this Agreement and the JV Agreement and so long as this Agreement remains in effect, Manager may extend this Agreement for up to four consecutive 10-year renewal terms (each a "Renewal Term"). To exercise its renewal option, Manager must give written notice to Licensee, delivered not more than 180 days and not less 120 days before the Management Term would otherwise end, stating that Manager is exercising its option to renew for an additional ten year period. Within 30 days of receipt thereof, Licensee shall give written notice to Manager of its acknowledgment of such renewal.

            3. System Management Responsibilities. Pursuant to this Agreement, Licensee grants Manager the right to manage the use of the frequencies authorized by the Licenses to build out and operate an iDEN system in the Expansion Territory pursuant to the specifications, operating and quality standards and implementation timelines established by Licensee and set forth in the JV Agreement and other Collateral Agreements.

      4. Brand Name.

            a. Manager is required to use the Nextel brand name and other Nextel trademarks to market digital iDEN services provided on Licensee's spectrum in the Expansion Territory, subject to Nextel's standards and restrictions for use of this intellectual property. In the event Nextel makes a material change in its brand identity, Manager is required to implement such change as set forth in the JV Agreement.

            b. Nextel retains the exclusive right to advertise in national publications or other national media. Manager's advertising is required to be consistent with specific creative standards for advertising, which will be substantially identical to those used by Nextel and its subsidiaries operating an iDEN network in the United States. Manager may not deviate from such creative standards unless it obtains Licensee's prior approval.

      5. Licensee's System Standards. In carrying out the responsibilities described in Paragraph (3) above, Manager must comply with the JV Agreement and the other Operating Agreements setting forth Licensee's performance standards and requirements to assure compatibility with Nextel's nationwide iDEN network and a consistent level of customer service and satisfaction for services and products using frequencies authorized to the Licensee and using the Nextel brand. Subject to the more specific terms and conditions set forth in the JV Agreement and the Collateral Agreements, Manager must comply with the Licensee-specified standards and requirements described below (as they may be modified from time to time pursuant to the JV Agreement and the Collateral Agreements).

            a. Required Services. Manager is required to offer all customers operating in the Expansion Territory the products, services and capabilities specified in Exhibit 6.1 of the JV Agreement as fundamental to Nextel's overall product and service strategy. If Nextel provides a required service nationally, Manager must implement the service; if Nextel provides the service in selected areas, Manager must provide the service in comparable service areas in the Expansion Territory, in each case no more than six months from Licensee designating it a required service, or whenever a Nextel subsidiary implements the service in comparable service areas, whichever occurs last.

            b. Build-Out and Target Launch Dates. Manager must comply with specific target dates for initial build out and for launching service in areas within the Expansion Territory. This includes providing coverage to specific areas and corridors. Prior to offering commercial service in an area, Manager must notify Licensee at least 60 days prior to the proposed launch date at which time Licensee has the right to promptly review Manager's operations for that area in order to validate Manager's compliance with all launch criteria.

            c. Frequency Design Standards. Manager is required to adhere to Nextel-specified standards for use of the radio frequencies subject to the licenses in the Expansion Territory. Licensee has the right to regularly monitor the frequency designs and actual frequency signal performance levels to assure compliance with such standards.

            d. Site Acquisition Standards. Manager must adhere to Nextel-specified site acquisition standards. Licensee will have the right to regular review of internal documents relating to such sites, including site leases, title documents and other compliance documents to assure compliance with such standards.

            e. System Construction Standards. Manager must adhere to Nextel-specific cell site construction standards, and, subject to the provisions of the JV Agreement, Manager is required to choose from among a group of Nextel-approved cell site equipment vendors. Licensee has the right to inspect cell sites in the Expansion Territory to ensure compliance.

            f. Telco Standards. Manager is required to comply with telephone network interconnection requirements including the types of interconnection permitted, the requirements for contracts with interconnecting telecommunications providers and the manner in which such interconnections are made both from cell sites to Nextel's mobile switching centers ("MSCs") and DAPs, and to the public switched telephone network.

            g. Access to Switching Facilities. Manager and Licensee will cooperate to establish the optimum switch configuration for the Territory (including the Expansion Territory) and to deploy DAPs so as to allow both parties to provide seamless Direct Connect coverage to logical communities of interest. This may include sharing switches or DAPs. Manager will participate in regular meetings and planning with Licensee for overall network configuration and will provide monthly forecasts of expected cell site build out and customer traffic growth as described in the JV Agreement.

            h. Network Performance Requirements. To maintain the integrity of Nextel's national network and reputation in the marketplace, Manager must meet specific criteria as specified in the Collateral Agreement or JV Agreement related to the performance of the iDEN network and the level of customer satisfaction. Manager will be required to measure and provide periodic reporting of its performance in a format satisfactory to Licensee.

            i. Customer Care Standards. Manager is responsible for providing a minimum level of care to its customers and to use customer satisfaction monitoring systems or vendors to carry out this function as specified in the JV Agreement. Additionally, in order to maintain a consistent "back office" operating process and exchange of network, operating and customer information, Manager may be required to use Nextel's "back office" systems platform for activities such as order entry, order management, inventory management, customer provisioning, and the production of call detail records for billing purposes.

            j. Service and Equipment Pricing. Manager is permitted to manage the use of the Licenses only for services that adhere to the service pricing structure specified in the JV Agreement that Nextel considers fundamental to its brand identity and that differentiates Nextel's services among wireless communications providers. Manager will have the opportunity to participate in discussions concerning modifications to the specific pricing structures and introducing new specific pricing structures, but final decisions relating to pricing structures will be in Licensee's sole discretion. Manager will be responsible for setting local pricing plans consistent with Licensee's service pricing structure, as described above.

      6. FCC Compliance. The parties will comply with all applicable FCC rules and regulations governing the Licenses or the Systems. Without limiting the generality of the foregoing:

            a. Licensee, at all times during which it continues to hold the Licenses through its ownership of all of the capital stock of Expansion Co., retains ultimate supervisory control over the use of the Licenses. Manager will not represent itself as the federal licensee of SMR service offered on the iDEN systems in the Expansion Territory or otherwise on Nextel's nationwide iDEN network.

            b. With appropriate notice to, consultation with and participation by Manager, Licensee will represent Manager (i) before all state regulatory agencies with respect to matters within such agencies' jurisdiction that require the representation or appearance of the owner of the Licenses and that have not been or cannot be delegated to Manager pursuant to paragraph c. below; and (ii) before the FCC with respect to any matters relating to the Licenses, the operation of the systems in the Expansion Territory as it relates to any FCC rules, regulations, policies or provisions of the Communications Act of 1934, as amended, and any FCC correspondence and filings. Licensee will, with the assistance and cooperation of Manager, take all actions necessary to keep the Licenses in force and shall timely prepare and submit to the FCC or any other relevant governmental authority all reports, applications, renewals, filings or other documents necessary to keep the Licenses and any certificates of public convenience and necessity or other state regulatory approvals in force and in good standing.

            c. Nothing in the preceding paragraph precludes Licensee from delegating to Manager responsibility to obtain and maintain in good standing all business licenses required by state, local or municipal governments, to file annual or other reports required by such governments, and to prepare and file all federal, state and local tax returns and tax payments. Additionally, Licensee will require Manager to assure that the iDEN systems in the Expansion Territory comply with all applicable governmentally-mandated regulatory programs including, but not limited to, Federal Universal Service Fund assessments, state universal service programs, Enhanced 911, Telecommunications Relay Services for the Speech and Hearing Impaired, local number portability, calling party pays services, and priority access requirements. Such compliance may include collecting applicable fees from subscribers and payment of governmental assessments for such programs.

            d. Nothing in this Agreement or the Operating Agreements is intended to diminish or restrict Licensee's (or any other wholly owned Nextel subsidiary's) obligations as an FCC licensee and both parties desire that this Agreement be in compliance with the rules and regulations of the FCC. In the event that the FCC determines that any provision of this Agreement violates any FCC rule, policy or regulation, both parties will implement in good faith the provisions of the Operating Agreements consistent with the intent of this Agreement to be in compliance with FCC rules, policies and regulations. In the event of a dispute between the parties about such implementation, the dispute will be resolved under the applicable provisions of the JV Agreement (which may, depending on the relevant circumstances, include
Section 4.12C and/or Article 12 of the JV Agreement).

      7. Systems Revenues and Expenses. Manager will independently finance its build-out and operations. Manager will collect all revenues from the operation of the iDEN systems in the Expansion Territory, subject to the terms of the Operating Agreements. Licensee will benefit from these revenues by virtue of its equity interest in NPI.

      8. Termination. This Agreement will terminate upon the occurrence of any of the following:

            a. If Licensee acquires all equity ownership of NPI under the Shareholders' Agreement, or the charter documents of NPI or otherwise.

            b. Termination of the JV Agreement.

            c. The FCC approves the transfer of all of the capital stock of Expansion Co. to Manager, or Manager otherwise becomes the holder, or the beneficial owner of all of the capital stock of the holder, of the Licenses.

      9. Notices. Any notice, request or other communication required or permitted hereunder must be in writing and shall be deemed given: (a) when received if personally delivered; (b) within 5 days after being sent by registered or certified mail, return receipt requested, postage prepaid; (c) within 12 hours after being sent by telecopy, with confirmed answerback; or (d) within 1 business day of being sent by priority delivery by established overnight courier, to the parties at their respective addresses set forth below. Any party by written notice to the others given in accordance with this Section 9 may change the address or the persons to whom notices or copies thereof are to be directed.

            a. If to Licensee, to:

                  Nextel WIP Corp.
                  2001 Edmund Halley Drive
                  Reston,VA 20191
                  Attn:General Counsel
                  Telecopy: (703) 433-4231

            b. If to Manager, to:

                  Nextel Partners Operating Corp.
                  4500 Carillon Point
                  Kirkland, WA 98033
                  Attention: General Counsel
                  Telecopy: (425) 828-8098

      10. Waivers; Amendment. Except as otherwise provided in this Agreement, any party may waive, in writing, compliance by the other party thereto (to the extent such compliance is for the benefit of the party giving such waiver) with any of the terms, covenants or conditions contained in this Agreement (except as may be imposed by law). Any waiver by any party of any violations of, breach of, or default under, any provision of any of this Agreement, by any other party will not be construed as, or constitute, a continuing waiver of such provision, or waiver of any other violation of, breach of, or default under, any other provision of this Agreement. This Agreement may be amended only by a writing executed by the parties.

      11. Successors and Assigns. Manager's rights and obligations under this Agreement are personal to Manager and Manager may not assign any rights or delegate any duties under this Agreement except to a direct or indirect wholly owned subsidiary (with which Manager agrees to remain jointly and severally liable for performance of its obligations hereunder). Licensee may not assign its rights herein except to a wholly-owned subsidiary of Licensee, or in accordance with the provisions of Section 13.7 of the JV Agreement.

      12. Governing Law; Severability. This Agreement is governed by and is to be construed in accordance with the laws of the State of New York, except as to matters governed by the rules and regulations of the FCC or the Communications Act of 1934, as amended, which shall be governed thereby. In the event that any provision herein is held to be invalid, void or illegal by the FCC or any court of competent jurisdiction, the remaining provisions of this Agreement shall remain in full force and effect and this Agreement is to be construed to preserve the original intent of the parties hereto insofar as practical.

      13. Counterparts. This Agreement may be executed in one or more counterparts, each of which is an original, but all of which together constitute one and the same instrument.

      14. Interpretation. a. This Agreement has been prepared and negotiations in connection herewith have been carried on by the joint efforts of the parties. This Agreement is to be construed fairly and simply and not strictly for or against either of the parties hereto.

            b. The headings contained in this Agreement are solely for convenience of reference and are not given any effect in the construction or interpretation of this Agreement.

            c. This Agreement, including, without limitation, Sections 4 and 5, contains descriptions of certain rights and obligations of the parties that are more specifically detailed in the JV Agreement, the Operating Agreements and the Shareholders' Agreement (together with the JV Agreement and the Operating Agreements, the "Other Agreements"). In the event of any inconsistency between the summary descriptions (including, without limitation, those in Sections 4 and 5 of this Agreement), and the corresponding provisions in the Other Agreements, the provisions of the Other Agreements control. In the event that there are additional provisions in the Other Agreements that supplement the summary descriptions of this Agreement, the additional provisions of the Other Agreements control.

      15. Entire Agreement This Agreement and the Other Agreements embody the entire agreement and understanding between the parties hereto relating to the subject matter hereof and supersede all prior agreements and understandings relating to the subject matter hereof.

                                  *   *   *

      IN WITNESS WHEREOF. the parties hereto have executed this Agreement as of the date first above written.


                                        NEXTEL PARTNERS OPERATING CORP.
                                        (as Manager)

                                        By: /s/ John Thompson
                                           -------------------------------------
                                        Name: John Thompson
                                        Title: Chief Financial Officer and
                                               Treasurer


                                        NEXTEL WIP CORP. (as Licensee)

                                        By:
                                           -------------------------------------
                                        Name: Alan Strauss
                                        Title: Vice President

      IN WITNESS WHEREOF. the parties hereto have executed this Agreement as of the date first above written.


                                        NEXTEL PARTNERS OPERATING CORP.
                                        (as Manager)

                                        By:
                                           -------------------------------------
                                        Name: John Thompson
                                        Title: Chief Financial Officer and
                                               Treasurer


                                        NEXTEL WIP CORP. (as Licensee)

                                        By: /s/ Alan Strauss
                                           -------------------------------------
                                        Name: Alan Strauss
                                        Title: Vice President

                              MANAGEMENT AGREEMENT

                                  Attachment A

                                  SMR LICENSES

                    [publicly available at
                     http://www.fcc.gov/searchtools.html]

                              MANAGEMENT AGREEMENT

                                  Attachment B

                               Expansion Territory

                               Expansion Territory

-----------------------------------------------------------------------------------------------------------------------
Service     Service                   Nextel         PTNR    PTNR              Service
  Area       Area      Section       Section        Launch   Build               Area
 Number    Category    Number          Name        Quarter   Year                Name               State     Type
=======================================================================================================================
   18       Option        9       North Arkansas    Q101       3    FAYETTEVILLE-SPRINGDALE           AR      Urban
-----------------------------------------------------------------------------------------------------------------------
   34       Option        9       North Arkansas    Q101       3    FORT SMITH (AR-OK)                AR      Urban
-----------------------------------------------------------------------------------------------------------------------
  136       Option       30        Little Rock      Q400       2    LITTLE ROCK-NORTH LITTLE RO       AR      Urban
-----------------------------------------------------------------------------------------------------------------------
  137       Option       30        Little Rock      Q101       3    PINE BLUFF                        AR      Urban
-----------------------------------------------------------------------------------------------------------------------
  182       Option       30        Little Rock      Q101       3    I 30                              AR     Roadway
-----------------------------------------------------------------------------------------------------------------------
  212       Option       30        Little Rock      Q101       3    Arkadelphia                       AR      Urban
-----------------------------------------------------------------------------------------------------------------------
  213       Option       30        Little Rock      Q101       3    Hope                              AR      Urban
-----------------------------------------------------------------------------------------------------------------------
  224       Option        9       North Arkansas    Q101       3    Clarksville                       AR      Urban
-----------------------------------------------------------------------------------------------------------------------
  225       Option       30        Little Rock      Q101       3    Conway                            AR      Urban
-----------------------------------------------------------------------------------------------------------------------
  227       Option        9       North Arkansas    Q101       3    Russellville                      AR      Urban
-----------------------------------------------------------------------------------------------------------------------
  325       Option       30        Little Rock      Q400       2    Hot Springs                       AR      Urban
-----------------------------------------------------------------------------------------------------------------------
  442       Option       30        Little Rock      Q101       3    I 40                              AR     Roadway
-----------------------------------------------------------------------------------------------------------------------
  443       Option        9       North Arkansas    Q101       3    I 40                              AR     Roadway
-----------------------------------------------------------------------------------------------------------------------
  444       Option       30        Little Rock      Q400       2    I 40                              AR     Roadway
=======================================================================================================================
   89       Option       34       Georgia Cities    Q300       2    MACON                             GA      Urban
-----------------------------------------------------------------------------------------------------------------------
  100       Option       20           Dothan        Q400       2    COLUMBUS (GA-AL)                  GA      Urban
-----------------------------------------------------------------------------------------------------------------------
  110       Option       34       Georgia Cities    Q400       2    WARNER ROBINS                     GA      Urban
-----------------------------------------------------------------------------------------------------------------------
  145       Option       20           Dothan        Q300       2    ALBANY                            GA      Urban
-----------------------------------------------------------------------------------------------------------------------
  163       Option       34       Georgia Cities    Q300       2    I 16                              GA     Roadway
-----------------------------------------------------------------------------------------------------------------------
  236       Option       34       Georgia Cities    Q300       2    Dublin                            GA      Urban
-----------------------------------------------------------------------------------------------------------------------
  261       Option       20           Dothan        Q400       2    I 185                             GA     Roadway
-----------------------------------------------------------------------------------------------------------------------
  265       Option       20           Dothan        Q400       2    US Hwy 82                         GA     Roadway
-----------------------------------------------------------------------------------------------------------------------
  378       Option       20           Dothan        Q400       2    Moultrie                          GA      Urban
-----------------------------------------------------------------------------------------------------------------------
  396       Option       34       Georgia Cities    Q300       2    Valdosta                          GA      Urban
-----------------------------------------------------------------------------------------------------------------------
  555       Option       20           Dothan        Q400       2    I 85                              GA     Roadway
-----------------------------------------------------------------------------------------------------------------------
  559       Option       34       Georgia Cities    Q300       2    I 75                              GA     Roadway
-----------------------------------------------------------------------------------------------------------------------
  561       Option       34       Georgia Cities    Q300       2    I 75                              GA     Roadway
-----------------------------------------------------------------------------------------------------------------------
  815       Option       36        East Georgia     Q300       2    I 16                              GA     Roadway
=======================================================================================================================
  102       Option        3         Evansville      Q101       3    EVANSVILLE (IN-KY)                IN      Urban
-----------------------------------------------------------------------------------------------------------------------
  122       Option        4         Central IL      Q400       2    I 70                              IN     Roadway
-----------------------------------------------------------------------------------------------------------------------
  134       Option        4         Central IL      Q400       2    TERRE HAUTE                       IN      Urban
-----------------------------------------------------------------------------------------------------------------------
  149       Option        3         Evansville      Q101       3    I 64                              IN     Roadway
-----------------------------------------------------------------------------------------------------------------------
  228       Option        4         Central IL      Q400       2    Crawfordsville                    IN      Urban
-----------------------------------------------------------------------------------------------------------------------
  274       Option        4         Central IL      Q400       2    US Hwy 41                         IN     Roadway
-----------------------------------------------------------------------------------------------------------------------
  289       Option        3         Evansville      Q101       3    US Hwy 41                         IN     Roadway
-----------------------------------------------------------------------------------------------------------------------
  339       Option        3         Evansville      Q101       3    Vincennes                         IN      Urban
-----------------------------------------------------------------------------------------------------------------------
  355       Option        3         Evansville      Q101       3    Mount Vernon                      IN      Urban
-----------------------------------------------------------------------------------------------------------------------
  366       Option        4         Central IL      Q101       3    Russelville                       IN      Urban
-----------------------------------------------------------------------------------------------------------------------
  369       Option        3         Evansville      Q101       3    Princeton                         IN      Urban
-----------------------------------------------------------------------------------------------------------------------
  824       Option        4         Central IL      Q400       2    I 74                              IN     Roadway
=======================================================================================================================
   86       Option        3         Evansville      Q101       3    OWENSBORO                         KY      Urban
-----------------------------------------------------------------------------------------------------------------------
  574       Option        3         Evansville      Q101       3    US Hwy 41                         KY     Roadway
=======================================================================================================================
  805       Option        9       North Arkansas    Q101       3    I 40                              OK     Roadway
=======================================================================================================================

------------------------------------------------------------------------------------------------------------------------------
Service
  Area                                                                                                      Avail      Avail
 Number            Start                                         End                                        SQ_MI     '97 POP
==============================================================================================================================
   18                                                                                                        454      132,776
------------------------------------------------------------------------------------------------------------------------------
   34                                                                                                        417      140,428
------------------------------------------------------------------------------------------------------------------------------
  136                                                                                                        758      393,323
------------------------------------------------------------------------------------------------------------------------------
  137                                                                                                        328       73,077
------------------------------------------------------------------------------------------------------------------------------
  182     Texarkana, TX                           LITTLE ROCK-NORTH LITTLE ROCK, AR                          806       56,687
------------------------------------------------------------------------------------------------------------------------------
  212                                                                                                         77       12,811
------------------------------------------------------------------------------------------------------------------------------
  213                                                                                                         77       13,165
------------------------------------------------------------------------------------------------------------------------------
  224                                                                                                         77       10,159
------------------------------------------------------------------------------------------------------------------------------
  225                                                                                                         77       40,819
------------------------------------------------------------------------------------------------------------------------------
  227                                                                                                         77       32,985
------------------------------------------------------------------------------------------------------------------------------
  325                                                                                                         77       41,550
------------------------------------------------------------------------------------------------------------------------------
  442     CONWAY, FAUKNER COUNTY                  LITTLE ROCK-NORTH LITTLE ROCK, AR                           89       10,890
------------------------------------------------------------------------------------------------------------------------------
  443     CONWAY, FAUKNER COUNTY                  FORT SMITH, AR-OK                                          696       41,370
------------------------------------------------------------------------------------------------------------------------------
  444     ST. FRANCIS COUNTY BORDER, WEST         LITTLE ROCK-NORTH LITTLE ROCK, AR                          412       17,179
==============================================================================================================================
   89                                                                                                        516      222,174
------------------------------------------------------------------------------------------------------------------------------
  100                                                                                                        815      260,788
------------------------------------------------------------------------------------------------------------------------------
  110                                                                                                        168       48,801
------------------------------------------------------------------------------------------------------------------------------
  145                                                                                                        441      116,140
------------------------------------------------------------------------------------------------------------------------------
  163     MACON, GA                               Candler COUNTY, WEST                                       642       33,175
------------------------------------------------------------------------------------------------------------------------------
  236                                                                                                         77       27,621
------------------------------------------------------------------------------------------------------------------------------
  261     I-85 INTERSECTION                       COLUMBUS, GA-AL                                            180        4,848
------------------------------------------------------------------------------------------------------------------------------
  265     TIFF COUNTY BORDER, WEST                ALBANY, GA                                                 134       12,478
------------------------------------------------------------------------------------------------------------------------------
  378                                                                                                         77       20,924
------------------------------------------------------------------------------------------------------------------------------
  396                                                                                                         27        3,739
------------------------------------------------------------------------------------------------------------------------------
  555     COWETA COUNTY BORDER, SOUTH             AUBURN-OPELIKA, AL                                         348       68,423
------------------------------------------------------------------------------------------------------------------------------
  559     BUTTS COUNTY BORDER, SOUTH              MACON, GA                                                  167       10,095
------------------------------------------------------------------------------------------------------------------------------
  561     MACON, GA                               Floridia Border                                           1141      152,616
------------------------------------------------------------------------------------------------------------------------------
  815     Bryan COUNTY BORDER, NORTHWEST          Candler COUNTY BORDER, WEST                                336        9,437
==============================================================================================================================
  102                                                                                                        625      244,359
------------------------------------------------------------------------------------------------------------------------------
  122     Putnam County - Morgan County Border    Terre Haute, IN                                            231       11,644
------------------------------------------------------------------------------------------------------------------------------
  134                                                                                                        453      112,881
------------------------------------------------------------------------------------------------------------------------------
  149     HARRISON COUNTY BORDER, EAST            WASHINGTON COUNTY BORDER, WEST                            1256       63,446
------------------------------------------------------------------------------------------------------------------------------
  228                                                                                                         77       20,849
------------------------------------------------------------------------------------------------------------------------------
  274     TERRE HAUTE, IN                         KNOX COUNTY BORDER, NORTH                                  221       15,324
------------------------------------------------------------------------------------------------------------------------------
  289     SULLIVAN COUNTY BORDER, SOUTH           I-64 INTERSECTION, GIBSON COUNTY                           259       11,329
------------------------------------------------------------------------------------------------------------------------------
  339                                                                                                         77       24,777
------------------------------------------------------------------------------------------------------------------------------
  355                                                                                                         77        9,791
------------------------------------------------------------------------------------------------------------------------------
  366                                                                                                         77        1,994
------------------------------------------------------------------------------------------------------------------------------
  369                                                                                                         77       11,992
------------------------------------------------------------------------------------------------------------------------------
  824     CRAWFORDVILLE, IN                       DANVILLE, IL                                               310       14,856
==============================================================================================================================
   86                                                                                                        285       80,502
------------------------------------------------------------------------------------------------------------------------------
  574     EVANSVILLE, IN-KY                       Western Kentucky Pkwy INTERSECTION, HOPKINS COUNTY         217        7,883
==============================================================================================================================
  805     FORT SMITH, AR-OK                       Muskogee COUNTY BORDER, EAST                               273       22,068
==============================================================================================================================

                               Expansion Territory

-----------------------------------------------------------------------------------------------------------------------
Service     Service                   Nextel         PTNR    PTNR              Service
  Area       Area      Section       Section        Launch   Build               Area
 Number    Category    Number          Name        Quarter   Year                Name               State     Type
=======================================================================================================================
   90       Option       13       Central Texas     Q101       3    ABILENE                           TX      Urban
-----------------------------------------------------------------------------------------------------------------------
  469       Option       13       Central Texas     Q101       3    I 20                              TX     Roadway
-----------------------------------------------------------------------------------------------------------------------
  609       Option       11        South Texas      Q400       2    LAREDO                            TX      Urban
-----------------------------------------------------------------------------------------------------------------------
  611       Option       11        South Texas      Q400       2    MCALLEN-EDINBURG-MISSION          TX      Urban
-----------------------------------------------------------------------------------------------------------------------
  612       Option       11        South Texas      Q400       2    BROWNSVILLE                       TX      Urban
-----------------------------------------------------------------------------------------------------------------------
  613       Option       11        South Texas      Q400       2    HARLINGEN                         TX      Urban
-----------------------------------------------------------------------------------------------------------------------
  641       Option       11        South Texas      Q400       2    I 35                              TX     Roadway
-----------------------------------------------------------------------------------------------------------------------
  807       Option       11        South Texas      Q400       2    US Hwy 77                         TX     Roadway
-----------------------------------------------------------------------------------------------------------------------
  809       Option       11        South Texas      Q400       2    US Hwy 281                        TX     Roadway
=======================================================================================================================

------------------------------------------------------------------------------------------------------------------------------
Service
  Area                                                                                                      Avail      Avail
 Number            Start                                         End                                        SQ_MI     '97 POP
==============================================================================================================================
   90                                                                                                        507      119,550
------------------------------------------------------------------------------------------------------------------------------
  469     ABILENE, TX                             PALO PINTO COUNTY BORDER, SOUTH                            505       22,126
------------------------------------------------------------------------------------------------------------------------------
  609                                                                                                        389      171,182
------------------------------------------------------------------------------------------------------------------------------
  611                                                                                                        630      472,159
------------------------------------------------------------------------------------------------------------------------------
  612                                                                                                        189      168,130
------------------------------------------------------------------------------------------------------------------------------
  613                                                                                                        203      112,190
------------------------------------------------------------------------------------------------------------------------------
  641     Medina County BORDER, SOUTH             Laredo, TX                                                 804       18,863
------------------------------------------------------------------------------------------------------------------------------
  807     Kleberg COUNTY BORDER, NORTH            HARLINGEN, TX                                              671       19,293
------------------------------------------------------------------------------------------------------------------------------
  809     Jim Wells COUNTY BORDER, SOUTH          MCALLEN-EDINBURG-MISSION, TX                               501        9,545
==============================================================================================================================

                                                                                        Arkansas Total:    4,422    1,017,219
                                                                                         Georgia Total:    5,069      991,259
                                                                                         Indiana Total:    3,740      543,242
                                                                                        Kentucky Total:      502       88,385
                                                                                        Oklahoma Total:      273       22,068
                                                                                           Texas Total:    4,399    1,113,038
                                                                                                          ------    ---------
                                                                                    Optional Territory:   18,405    3,775,211


                                                                     Page 2 of 2